Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Advanced Biomedical Technologies Inc. (the "Company") on Form 10-K for the year ended October 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Wang Hui, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)   The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 February 13, 2014.

By:	/s/ WANG Hui,
Name: WANG Hui,
Title: Director and Chief Executive Officer
(Principal Executive Officer)